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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 1997




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



   Delaware                               1-8597                 94-2657368
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On March 26, 1997, The Cooper Companies, Inc. (the "Company") issued a press release summarizing activities at its annual meeting of stockholders, which was held March 25, 1997. The Company also announced that based on current performance trends, it expects to earn between 36 cents and 40 cents per share, including 2 cents per share of tax benefits, in its second fiscal quarter ending April 30, 1997. This release is filed as an exhibit to this report and is incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

Exhibit
  No.           Description
-------         -----------
 99.1           Press Release dated March 26, 1997 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE COOPER COMPANIES, INC.



                                         By   /s/ Stephen C. Whiteford
                                             -----------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  March 26, 1997




                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as ......................'r'



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                                  EXHIBIT INDEX



Exhibit                                                                 Sequentially
  No.          Description                                              Numbered Page
-------        -----------                                              -------------
 99.1          Press Release dated March 26, 1997 of The Cooper
               Companies, Inc.

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